UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2014

Progenics Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23143	13-3379479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York		10591
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (914) 789-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 1, 2014, Progenics Pharmaceuticals, Inc. (NASDAQ:PGNX) and the Centre for Probe Development and Commercialization of Hamilton, Ontario, Canada announced that Azedra™, Progenics' novel targeted radiotherapy candidate resuming phase 2 registrational testing in patients suffering from pheochromocytoma and paraganglioma, is to be manufactured by CPDC. CPDC is a not-for-profit organization supported by McMaster University, Canadian federal and provincial governments and industry partners that discovers, develops and distributes radiopharmaceuticals for the early diagnosis and treatment of disease.

A copy of the joint press release is included in this Report as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.     Description

99.1	Press Release dated April 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGENICS PHARMACEUTICALS, INC.
By:  /s/ ANGELO W. LOVALLO, JR.
Angelo W. Lovallo, Jr.
Vice President - Finance & Treasurer
(Principal Financial and Accounting Officer)

Date: April 2, 2014